April 7, 1997
SUPPLEMENT TO
PROSPECTUS DATED
July 31, 1996
Buffalo Balanced Fund, Inc.
Buffalo Equity Fund, Inc.
Buffalo High Yield Fund, Inc.
Buffalo USA Global Fund, Inc.

RESTRICTED SECURITIES
Page 19

The paragraph under the caption
"Restricted Securities" should read as
follows:

Each Fund may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Investment Counsel determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Fund's investment limitations. Each Fund may invest up to 25% of its assets in Rule 144A securities deemed liquid by the Fund's Investment Counsel. Certain restrictions applicable to each Fund limit their investment in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale to no more than 10% of each Fund's net assets. The prices realized from the sales of these securities could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.